UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-06113

The Caldwell & Orkin Funds, Inc.

(Exact name of registrant as specified in charter)

6200 The Corners Parkway, Suite 150, Norcross, GA 30309

(Address of principal executive offices)       (Zip code)

Michael B. Orkin, 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092

(Name and address of agent for service)

Registrant’s telephone number, including area code: 678-533-7850

Date of fiscal year end: 4/30

Date of reporting period: 4/30/2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Investment Adviser C&O Funds Advisor, Inc. 6200 The Corners Parkway Suite 150 Norcross, Georgia 30092 (800) 237-7073	Market Opportunity Fund	Shareholder Accounts c/o Integrated Fund Services, Inc. P.O. Box 5354 Cincinnati, Ohio 45201-5354 (800) 467-7903

Annual Report to Shareholders

Dear Fellow Shareholder:	June 27, 2005

The Board of Directors continues to serve as your eyes and ears, keeping a vigilant watch over the Caldwell & Orkin Market Opportunity Fund (the “Fund”). While the Fund has experienced a challenging period for performance, it maintains its focus of carefully managing risk through a balance of long and short stock holdings.

Despite lackluster returns over the past several years, the Board continues to believe firmly that the Fund provides a strong core holding for a broad range of investors. With its ability to sell stocks short, the Fund has consistently out-performed the markets in down cycles, and indeed, has had positive performance in most periods when the market has been weak.

Fund management remains dedicated to their investment strategies. This is not to say that management is complacent. Nothing could be further from the truth. They are not satisfied with negative returns, and are constantly testing, evaluating and refining their approach in an attempt to provide strong performance for the Fund while carefully controlling market risk.

It is heartening to work with a management team and a Board who have strived always to operate the Fund with the highest standards of integrity and a commitment to always serving the best interests of fellow shareholders. We are proud that many of the industry trends toward “best practices” have been institutionalized practices at our Fund for many years.

At our June 15, 2005 meeting, the Board voted to open the Fund to new investors effective with the upcoming Prospectus update, tentatively scheduled for August 29, 2005. Our reasoning is that we would like to encourage assets-under-management at a level that achieves economies of scale for our shareholders. Experience tells us that the Fund’s management team and systems can accommodate substantial additional investments without detriment to existing shareholders, and we remain willing to re-close the Fund if capacity constraints ever become evident.

As always, in the event you desire to contact me personally, you may leave a message for me at the offices of Caldwell & Orkin, or e-mail me directly at COAGXdirectors@earthlink.net.

Finally, I direct your attention to Michael Orkin’s letter to shareholders, which follows on page 2.

With appreciation for your continued trust, I remain,

Very truly yours,

Frederick T. Blumer, Chairman

Dear Fellow Shareholder:

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) dipped –0.34% in the 6-month period ended April 30, 2005. For the 12-month period ended April 30, 2005, the Fund fell –0.17%. And, since commencement of active management on August 24, 1992 through April 30, 2005, the Fund generated a 10.90% average annual return while maintaining a low market risk profile and with little reliance upon the movement of the stock market (see pages 5, 6 and 7). Of course, past performance is no guarantee of future results.

Since we began actively managing the Fund on August 24, 1992, the Fund’s price movements correlated very little (2.75%) with the price movements of the S&P 500 with Income index (S&P 500). The Fund’s beta (a measure of volatility) is -0.08. An S&P 500 index fund has a 100% correlation to the market and a beta of 1.00. The Fund’s lack of correlation to the market indicates that its performance is not attributable to that of the index. (Statistical computations by Ned Davis Research, Inc.)

The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. We use active asset allocation — the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and then attempting to replace the borrowed securities in the future at a lower price), bonds and cash equivalents — to manage exposure to market risk (the risk that the broad market declines, taking good companies down with it). Short positions are taken with the intent of making money when those stocks we judge to be overvalued fall.

Importantly, one of the risks of a long / short (or hedged) investment approach is that the Fund may lose money in a rising stock market since short positions generally decline in value as the market rises. A disciplined investment process, which emphasizes both fundamental research and technical analysis, is used to manage stock risk (the risk that a stock underperforms due to company-specific reasons).

An investment in the Fund involves many other risks in addition to those mentioned above. For a complete discussion of these risks, please request a copy of the Fund’s Prospectus by calling (800) 237-7073. In summary, our goal is to make money over a full market cycle, but with less stomach churn.

Management Discussion and Analysis

The Market Opportunity Fund opened on May 1, 2004 positioned 39.1% long, -44.5% short and 16.4% in cash and cash equivalents (-5.4% net short). Our largest industry exposure on the long side of the portfolio was to oil & gas drillers (4.9%), and on the short side it was to semiconductor manufacturers (-6.7%).

In spite of continued strong (but slowing) GDP and earnings growth, the equity markets failed to gain traction through the first nine months of 2004. This disappointing stock market performance can be attributed to rich valuations, high growth expectations, slowing fiscal stimulus, and less aggressive monetary policy combined with uncertainty about the Presidential election. We were generally positioned modestly net short to market neutral throughout the Fund’s first fiscal half-year (see the Equity Investment Position chart on page 7). The long portfolio was up 2.32% during that period, while the short portfolio declined –0.79%.

Oil service (companies who supply energy exploration equipment) was a focal investment area on the long side. We expect energy reserves to remain tight due to declining production in North America and the North Sea, while demand grows strongly, particularly from China and India. The short portfolio was dominated by two sectors: technology companies and mortgage related financial service companies. The technology shorts, many in the semiconductor and semiconductor equipment industries, helped the Fund’s performance early in the year, but they dragged performance down in late summer as the sector moved up strongly.

The Fund opened the second half of its fiscal year on November 1, 2004 positioned 45.8% long, -51.6% short (-5.8% net short), and 2.6% in cash and cash equivalents. Coming into the election period, we positioned the Fund net long in anticipation of a constructive post-election market environment. That move was a shift relative to our positioning through most of 2004, when we were mainly market neutral or net short. It reflected our stronger market conviction as we entered a historically strong period for the market driven by large seasonal cash flows from pension plans and individual investors. Additionally, post-election uncertainty decreased as Presidential ambiguity was put to rest for four more years. The markets did fare well through November and December, but our performance was modestly negative in both months as the performance of our more volatile shorts overwhelmed the otherwise positive impact of our long holdings.

We came into January of 2005 more than 30% net long. The Fund stood ready to capitalize on what we hoped would be a continuation of the late 2004 market strength. Instead, almost as soon as the 2005 New Year celebration concluded, the market turned down, and we quickly reduced our net long exposure.

The Fund’s long/short allocation remained short-biased within a tight band for the remainder of the fiscal year. For the most part, the Fund’s exposure ranged from market neutral to -20% net short throughout the first four months of 2005. As the market weakened in March and April, the Fund’s short positions in technology and financials performed well, rendering a positive return of .60% in March and 3.09% in April. We closed the April 30, 2005 fiscal year positioned 42.9% long, -53.1% short (-10.2% net short), and 4.0% in cash and cash equivalents.

At April 30, 2005, our largest long sector exposure was electric utilities. This group has the benefit of defensive characteristics at a time when we think the economy is slowing, plus strong dividend yield. Electricity demand has displayed excellent growth in recent years, even through the last recession, as a proliferation of inexpensive computers, large screen TV’s and other household electronics drive a continued thirst for more electric power. The regulatory environment for electric power rate increases has been for the most part friendly of late. Our favorite electric utility names consist of companies in the midst of turnarounds who were caught up in merchant energy trading.

Our largest short sector continues to be mortgage related finance companies – a mixed bag of sub prime mortgage lenders, specialty mortgage originators, large banks and regional consumer oriented banks and thrifts, all with exposure to what we consider to be particularly vulnerable facets of the home mortgage business and a flattening yield curve (a period when the difference between long-term and short-term interest rates narrows). The proliferation of interest only loans, no documentation loans and other aggressive credit products underscore the frenzied, improvident tone of this late cycle lending. According to the Mortgage Bankers Association’s, 46% of the dollar volume of new mortgage originations in 2004 had an adjustable interest rate (ARM). We fear this reckless lending cycle will end badly with home prices falling, lenders experiencing staggering losses and, sadly, some homeowners losing their homes. It won’t be a pretty picture.

Outlook

Our outlook for the economy and the stock market remains decidedly negative. We believe that many of the excesses in evidence prior to the bursting of the technology bubble in 2000 have remained intact and inflated to bubble proportions since then. Consumer credit expanded throughout the 2001 recession and continued growing at breakneck speed ever since. Normally, credit conditions tighten drastically during a recession, forcing consumers to retrench but at the same time resulting in a re-liquefied consumer balance sheet that provides the foundation for the next consumer credit expansion cycle. Beginning in 2001, the Federal Reserve eased short rates to exceptional lows while creditors remained accommodative, permitting the pace of consumer lending to grow. This phenomenon contributed mightily to the inflating of a real estate bubble that has reached a frightening level of frothiness, especially in the coastal markets. Some real estate speculators are flipping condominiums like day traders flipped internet stocks in 1999. Furthermore, given our country’s debt situation, the U.S. is at the mercy of foreigners to finance our spending spree.

Former Fed Chief Paul Volcker issued a warning about these risks to the economy in an April 10, 2005 Washington Post article entitled “An Economy on Thin Ice.” Volcker wrote, “Yet, under the placid surface, there are disturbing trends: huge imbalances, disequilibria, risks – call them what you will. Altogether the circumstances seem to me as dangerous and intractable as any I can remember, and I can remember quite a lot.... If we can believe the numbers, personal savings in the United States have practically disappeared.... On the present trajectory, the deficits and imbalances will increase.”

Of course, market forces will not permit the “imbalances” and “disequilibria” Volcker referenced to grow forever. With this negative longer-term outlook in mind, we are managing risk with particular care.

On behalf of all of us at Caldwell & Orkin, I thank you for your continued support.

Sincerely,

Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance information current to the most recent month-end, please call (800) 237-7073. Fund holdings, industry and asset allocations are subject to change without notice. The Fund’s performance assumes the reinvestment of income, dividend and capital gain distributions, if any.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATISTICAL RISK PROFILE 8/31/1992 – 4/30/2005

Ten Worst S&P 500 with Income Days

Date	C&O MOF	S&P 500	Variance
10/27/97	-1.60%	-6.89%	5.29%
08/31/98	0.42	-6.79	7.21
04/14/00	1.81	-5.82	7.63
09/17/01	1.16	-4.92	6.08
03/12/01	0.05	-4.31	4.36
09/03/02	0.79	-4.15	4.94
08/27/98	-0.19	-3.83	3.64
01/04/00	0.27	-3.83	4.10
07/19/02	-0.05	-3.83	3.78
08/04/98	0.10	-3.62	3.72

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income on all ten of the ten worst days, and was positive on seven of the ten days.

Ten Worst S&P 500 with Income Weeks

Week Ending	C&O MOF	S&P 500	Variance
09/21/01	1.63%	-11.57%	13.20%
04/14/00	4.51	-10.52	15.03
07/19/02	0.65	-7.96	8.61
07/12/02	1.01	-6.81	7.82
03/16/01	0.05	-6.69	6.74
10/15/99	2.86	-6.61	9.47
01/28/00	0.27	-5.61	5.88
09/04/98	0.33	-5.15	5.48
08/28/98	0.65	-4.98	5.63
09/20/02	1.89	-4.96	6.85

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst weeks, and was positive all ten of those weeks.

Ten Worst S&P 500 with Income Months

Month	C&O MOF	S&P 500	Variance
August 1998	3.12%	-14.46%	17.58%
September 2002	2.10	-10.86	12.96
February 2001	4.78	-9.13	13.91
September 2001	3.29	-8.06	11.35
November 2000	6.92	-7.91	14.83
July 2002	1.23	-7.76	8.99
June 2002	0.53	-7.12	7.65
March 2001	0.40	-6.31	6.71
August 2001	0.86	-6.30	7.16
April 2002	2.21	-6.03	8.24

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst months, and was positive all ten of those months.

Statistical Risk Measurements

	C&O MOF	S&P 500
Correlation Coefficient (R-Squared)	2.75%	100.0%
Beta	-0.08	1.00
Standard Deviation	0.51	1.06
Sharpe Ratio	0.86	0.45
Semi-Variance	0.12	0.53

Performance During the Last Three Market Downturns of 10% or More

	C&O MOF	S&P 500
November 27, 2002 through March 11, 2003	2.19%	-14.28%
August 22, 2002 through October 9, 2002	3.94%	-19.12%
January 4, 2002 through July 23, 2002	2.93%	-31.42%

Short selling began May 2, 1994. Past performance is no guarantee of future results.
Computations by Ned Davis Research, Inc.

Caldwell & Orkin Market Opportunity Fund
Total Return Performance Summary Through April 30, 20051

		C&O Market	S&P 500
Fiscal		Opportunity	with Income
Year Ended		Fund	Index[2]
1991		1.25%	0.57%
1992		11.96%	14.07%
1993	*	15.09%	9.23%
1993	**	21.09%	9.28%
1994		16.48%	5.30%
1995		-2.28%	17.40%
1996		31.80%	30.18%
1997		23.24%	25.11%
1998		25.77%	41.02%
1999		19.43%	21.80%
2000		-0.02%	10.09%
2001		11.43%	-12.97%
2002		1.88%	-12.65%
2003		1.12%	-13.35%
2004		-3.55%	22.87%
2005		-0.17%	6.34%
Six months ended 4/30/2005		-0.34%	3.31%
Since 8/24/92	[3]	271.61%	258.10%

Average Annual Return

One Year		-0.17%	6.34%
Three Years		-0.89%	4.22%
Five Years		2.02%	-2.95%
Ten Years		10.43%	10.24%
Since 8/24/92	[3]	10.90%	10.57%

Net Asset Allocation

Common Stock Sold Short represents the market value, excluding margin requirements.

[1]	Performance figures represent past performance and do not indicate future results. The investment return and principal value will fluctuate so that upon redemption you may receive more or less than your original investment. See additional performance disclosure on page 4

[2]	The S&P 500 with Income index (“S&P 500”) is a widely recognized unmanaged index of U.S. Stocks. The S&P 500 figures do not reflect any fees or expenses, nor do they reflect the use of short positions. There is no unmanaged index currently available which reflects the use of both long and short positions. We cannot predict the Fund’s future performance, but we expect that our investment strategy, which includes the use of short sales, will cause the Fund’s performance to fluctuate independently from the S&P 500. While the portfolio is hedged, our strategy may prevent the Fund from participating in market advances, yet it may offer the Fund downside protection during market declines.

[3]	Effective August 24, 1992, the Caldwell & Orkin Market Opportunity Fund changed its investment objective to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. Prior to that time, the Fund was passively managed and indexed to the largest 100 over-the-counter (OTC) stocks.

*	For the full fiscal year ending April 30, 1993.

**	From August 24, 1992 through April 30, 1993 — the portion of the year using the Caldwell & Orkin’s active style of investment management.

Caldwell & Orkin Market Opportunity Fund Versus S&P 500 with Income Index
Since Commencement of Active Style of Investment Management
Results of a Hypothetical $10,000 Investment
August 24, 1992 through April 30, 2005

Past performance is no guarantee of future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See additional disclosure on page 4.

Daily Data 5/03/2004 - 6/23/2005
Caldwell & Orkin Market Opportunity Mutual Fund Equity Investment Position
Readings Above Zero Indicate Percent Long Position --- Below Zero For Percent Short Position
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
Total Equity Investment Position (Longs Plus Shorts)
102
99
96
93
90
87
84
81
Net Equity Investment Position (Longs Minus Shorts)
40
30
20
10
0
-10
-20
MAY
JUN
JUL
AUG
SEP
OCT
NOV
DEC
JAN
2005
FEB
MAR
APR
MAY
JUN

Chart courtesy of Ned Davis Research, Inc.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees and expenses on your investment in the Caldwell & Orkin Market Opportunity Fund. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and brokerage commissions (if applicable); and (2) ongoing costs, including management fees, dividend expenses on securities sold short, and other Fund expenses (“operating expenses”). All mutual funds have operating expenses. Operating expenses are deducted from a fund’s gross income, and directly reduce the investment return of the Fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The below example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, November 1, 2004 through April 30, 2005. The table below illustrates the Fund’s expenses in two ways:

Based on Actual Fund Returns

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Based on a Hypothetical 5% Return for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized	Expenses Paid
	Beginning Account	Ending Account	Expense	During Period *
	Value 11/1/2004	Value 4/30/2005	Ratio	11/1/2004-4/30/2005

Actual Fund Return	$1,000.00	$996.60	1.79%	$8.86

Hypothetical 5% Annual Return before expenses	$1,000.00	$1,015.92	1.79%	$8.95

*	Expenses are equal to the Fund’s annual expense ratio of 1.79%, multiplied by the average account value over the period, multiplied by 181, and divided by 365 (to reflect the one-half year period).

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

PORTFOLIO HOLDINGS SECTOR DIVERSIFICATION — April 30, 2005

The following table presents the Caldwell & Orkin Market Opportunity Fund’s 4/30/2005 portfolio holdings by sector based on total net assets, sorted by net exposure (net long to net short).

	Long	Short	Total (a)	Net (b)
Utility — Electric Power	16.37%		16.37%	16.37%
Medical — Health Maintenance Organization	2.58%		2.58%	2.58%
Media — Diversified	2.46%		2.46%	2.46%
Oil & Gas — Drilling	2.43%		2.43%	2.43%
Medical — Ethical Drugs	2.68%	-0.53%	3.21%	2.15%
Media — Cable / Satellite TV	1.92%		1.92%	1.92%
Medical — Biomed / Biotech	2.65%	-0.79%	3.44%	1.86%
Cosmetics / Personal Care	1.37%		1.37%	1.37%
Computer Software — Desktop	1.04%		1.04%	1.04%
Computer — Manufacturers	1.02%		1.02%	1.02%
Leisure — Gaming / Equipment	0.96%		0.96%	0.96%
Medical — Genetics	0.82%		0.82%	0.82%
Internet — Content	0.79%		0.79%	0.79%
Media — Radio / TV	0.75%		0.75%	0.75%
Oil & Gas — Field Services	0.48%		0.48%	0.48%
Oil & Gas — Transport / Pipelne	0.46%		0.46%	0.46%
Commercial Services — Advertising	1.11%	-0.75%	1.86%	0.36%
Internet — Software	0.13%		0.13%	0.13%
Leisure — Products		-0.05%	0.05%	-0.05%
Banks — West / Southwest		-0.20%	0.20%	-0.20%
Household — Appliances		-0.21%	0.21%	-0.21%
Finance — Savings & Loan		-0.30%	0.30%	-0.30%
Retail — Discount & Variety		-0.34%	0.34%	-0.34%
Auto / Truck — Original Equipment		-0.43%	0.43%	-0.43%
Commercial Services — Schools		-0.44%	0.44%	-0.44%
Banks — Southeast		-0.49%	0.49%	-0.49%
Retail — Major Discount Chains		-0.51%	0.51%	-0.51%
Computer Software — Enterprise		-0.54%	0.54%	-0.54%
Banks — Money Center		-0.59%	0.59%	-0.59%
Retail / Wholesale — Building Products		-0.67%	0.67%	-0.67%
Telecom — Wireless Equipment		-0.84%	0.84%	-0.84%
Computer — Data Storage		-0.91%	0.91%	-0.91%
Computer — Networking		-0.94%	0.94%	-0.94%
Steel — Producers		-0.94%	0.94%	-0.94%
Building — Residential / Commercial		-0.97%	0.97%	-0.97%
Medical / Dental — Services		-0.98%	0.98%	-0.98%
Trucks & Parts — Heavy Duty		-0.99%	0.99%	-0.99%
Commercial Services — Leasing		-1.00%	1.00%	-1.00%
Telecom — Equipment		-1.01%	1.01%	-1.01%
Banks — Northeast	1.03%	-2.16%	3.19%	-1.13%
Retail — Super / Mini Markets		-1.36%	1.36%	-1.36%
Retail — Clothing / Shoe		-1.47%	1.47%	-1.47%
Household / Office Furniture		-1.51%	1.51%	-1.51%
Finance — Consumer / Commercial Loans	1.56%	-3.10%	4.66%	-1.54%
Insurance — Property / Casualty / Title		-1.67%	1.67%	-1.67%
Auto Manufacturers		-1.84%	1.84%	-1.84%
Internet — E Commerce		-2.14%	2.14%	-2.14%
Finance — Investment Bankers		-2.18%	2.18%	-2.18%
Electronic — Scientific / Measuring		-2.29%	2.29%	-2.29%
Banks — Super Regional		-2.43%	2.43%	-2.43%
Electronic — Semiconductor Equipment		-2.88%	2.88%	-2.88%
Financial Services — Miscellaneous	0.27%	-3.47%	3.74%	-3.20%
Finance — Mortgage & Related Services		-4.12%	4.12%	-4.12%
Electronic — Semiconductor Manufacturing		-5.07%	5.07%	-5.07%

Subtotal Equities	42.88%	-53.11%	95.99%	-10.23%

Other Assets Less Liabilities	4.01%		4.01%

Total Portfolio Holdings	46.89%	-53.11%	100.00%

(a) Total exposure is Long exposure plus the absolute value of the Short exposure.

(b) Net exposure is Long exposure less Short exposure.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

			Market
April 30, 2005		Shares	Value

COMMON STOCKS (LONG POSITIONS)	42.88%

Banks — Northeast	1.03%
M&T Bank Corp		20,600	$2,131,070

Commercial Services – Advertising	1.11%
Interpublic Group Of Cos *		178,300	2,292,938

Computer – Manufacturers	1.02%
Apple Computer Inc *		58,600	2,113,116

Computer Software – Desktop	1.04%
Adobe Systems Inc		36,200	2,152,814

Cosmetics / Personal Care	1.37%
Gillette Co		55,000	2,840,200

Finance – Consumer / Commercial Loans	1.56%
SLM Corp		68,000	3,239,520

Financial Services – Miscellaneous	0.27%
CyberSource Corporation *		92,100	560,889

Internet – Content	0.79%
Yahoo! Inc *		47,300	1,632,323

Internet – Software	0.13%
CMGI Inc *		152,200	267,872

Leisure – Gaming / Equipment	0.96%
Station Casinos Inc		31,000	2,000,430

Media – Cable / Satellite TV	1.92%
Comcast Corp Cl A *		125,700	3,988,461

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2005		Shares	Value

Media — Diversified	2.46%
Time Warner Inc *		303,000	$5,093,430

Media — Radio / TV	0.75%
Central Euro Media Cl A *		34,000	1,564,000

Medical — Biomed / Biotech	2.65%
Nektar Therapeutics *		227,600	3,245,576
Serono SA ADR		57,100	910,174
Tanox Inc *		138,700	1,334,294

			5,490,044

Medical — Ethical Drugs	2.68%
Bristol-Myers Squibb Co		86,800	2,256,800
Schering Plough Corp		158,400	3,305,808

			5,562,608

Medical — Genetics	0.82%
Invitrogen Corp *		23,100	1,692,537

Medical — Health Maintenance Organization	2.58%
UnitedHealth Group Inc		56,600	5,349,266

Oil & Gas — Drilling	2.43%
Diamond Offshore Drill		36,800	1,623,248
Grey Wolf Inc *		82,200	493,200
Nabors Industries Ltd *		17,900	964,273
Transocean Inc *		42,000	1,947,540

			5,028,261

Oil & Gas — Field Services	0.48%
Schlumberger Ltd		14,400	985,104

Oil & Gas — Transport / Pipelne	0.46%
Williams Companies		55,900	951,418

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2005		Shares	Value

Utility — Electric Power	16.37%
Aquila Inc *		212,000	$729,280
Constellation Energy Grp		55,000	2,890,800
Dominion Res Inc Va		40,600	3,061,240
Duke Energy Corp		182,700	5,333,013
Entergy Corp		57,400	4,207,420
Exelon Corp		62,200	3,078,900
FPL Group Inc		50,600	2,065,492
PG&E Corporation		209,500	7,273,840
PPL Corporation		19,100	1,036,366
TXU Corp		49,600	4,255,184

			33,931,535

Total Common Stocks (Held Long)	42.88%		$88,867,836

(Cost $86,625,108)

Money Market Fund	54.34%
JP Morgan U.S. Treasury Plus Money Market Fund **			$112,624,324

Total Money Market Fund	54.34%		$112,624,324

(Cost $112,624,324)

Total Investment in Securities
(Cost $199,249,432)	97.22%		$201,492,160

Other Assets Less Liabilities	2.78%		5,764,051

Total Net Assets	100.00%		$207,256,211

* Non-income producing security

** A portion of the Money Market Fund assets are held as collateral for short sales activity.

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2005		Shares	Value

COMMON STOCKS (SHORT POSITIONS)	(53.11)%

Auto Manufacturers	(1.84)%
Ford Motor		(132,900)	$(1,210,719)
General Motors Corp		(97,300)	(2,595,964)

			(3,806,683)

Auto / Truck — Original Equipment	(0.43)%
Amer Axle & Mfg Holdings		(44,400)	(886,224)

Banks — Money Center	(0.59)%
JP Morgan Chase & Co		(34,200)	(1,213,758)

Banks — Northeast	(2.16)%
Commerce Bancorp Inc		(115,800)	(3,241,242)
North Fork Bancorp Inc		(43,600)	(1,227,340)

			(4,468,582)

Banks — Southeast	(0.49)%
First Horizon Natl Corp		(5,000)	(207,650)
Popular Inc		(34,700)	(802,958)

			(1,010,608)

Banks — Super Regional	(2.43)%
BB&T Corp		(51,800)	(2,031,078)
Fifth Third Bancorp		(40,200)	(1,748,700)
Wells Fargo & Company		(20,900)	(1,252,746)

			(5,032,524)

Banks — West / Southwest	(0.20)%
Greater Bay Bancorp		(16,900)	(425,204)

Building — Residential / Commercial	(0.97)%
Centex Corp		(34,800)	(2,008,656)

Commercial Services — Advertising	(0.75)%
Catalina Marketing Corp		(67,300)	(1,564,725)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2005		Shares	Value

Commercial Services — Leasing	(1.00)%
United Rentals Inc *		(112,700)	$(2,072,553)

Commercial Services — Schools	(0.44)%
ITT Educational Services *		(19,900)	(915,002)

Computer — Data Storage	(0.91)%
Network Appliance Inc *		(71,100)	(1,893,393)

Computer — Networking	(0.94)%
QLogic Corp *		(58,700)	(1,951,188)

Computer Software — Enterprise	(0.54)%
Mercury Interactive Corp *		(27,000)	(1,115,910)

Electronic — Scientific / Measuring	(2.29)%
Danaher Corp		(56,700)	(2,870,721)
Teradyne Inc *		(169,900)	(1,872,298)

			(4,743,019)

Electronic — Semiconductor Equipment	(2.88)%
ASML Holdings NV *		(165,300)	(2,395,197)
Cabot Microelectronics *		(64,100)	(1,845,439)
Credence Systems Corp *		(204,600)	(1,286,934)
KLA Tencor Corp		(11,200)	(437,024)

			(5,964,594)

Electronic — Semiconductor Manufacturing	(5.07)%
Analog Devices		(29,300)	(999,423)
ATI Technologies Inc *		(189,800)	(2,809,040)
Broadcom Corp Cl A *		(19,700)	(589,227)
Marvell Technology Group *		(119,400)	(3,997,512)
National Semiconductor		(110,400)	(2,106,432)

			(10,501,634)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2005		Shares	Value

Finance — Consumer / Commercial Loans	(3.10)%
Americredit Corp *		(106,400)	$(2,489,760)
Capital One Financial Cp		(39,200)	(2,778,888)
MBNA Corp Inc		(58,400)	(1,153,400)

			(6,422,048)

Finance – Investment Bankers	(2.18)%
AG Edwards Inc		(38,900)	(1,544,719)
Charles Schwab Corp		(288,500)	(2,985,975)

			(4,530,694)

Finance – Mortgage & Related Services	(4.12)%
Doral Financial Corp		(234,700)	(3,297,535)
Fannie Mae		(19,600)	(1,057,420)
Fremont General Corp		(193,100)	(4,188,339)

			(8,543,294)

Finance – Savings & Loan	(0.30)%
Astoria Financial Corp		(15,600)	(413,556)
Indymac Bancorp Inc		(5,600)	(215,488)

			(629,044)

Financial Services – Miscellaneous	(3.47)%
First Data Corp		(24,800)	(943,144)
H&R Block Inc		(73,300)	(3,651,073)
Investors Finl Srvcs		(62,100)	(2,605,095)

			(7,199,312)

Household – Appliances	(0.21)%
Whirlpool Corp		(7,100)	(440,626)

Household / Office Furniture	(1.51)%
Furniture Brands Intl		(84,300)	(1,633,734)
La-Z-Boy Inc		(125,700)	(1,488,288)

			(3,122,022)

Insurance – Property / Casualty / Title	(1.67)%
MBIA Inc		(36,800)	(1,927,584)
MGIC Invt Corp		(26,100)	(1,539,900)

			(3,467,484)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2005		Shares	Value

Internet — E Commerce	(2.14)%
Amazon.Com Inc *		(71,100)	$(2,300,796)
E*Trade Financial Corp *		(191,600)	(2,128,676)

			(4,429,472)

Leisure — Products	(0.05)%
Harley Davidson Inc		(2,100)	(98,742)

Medical — Biomed / Biotech	(0.79)%
ID Biomedical Corp *		(101,400)	(1,632,540)

Medical — Ethical Drugs	(0.53)%
Cephalon Inc *		(25,000)	(1,097,500)

Medical / Dental — Services	(0.98)%
Express Scripts Inc *		(22,800)	(2,043,792)

Retail — Clothing / Shoe	(1.47)%
Chicos FAS Inc *		(118,800)	(3,044,844)

Retail — Discount & Variety	(0.34)%
Dollar Tree Stores Inc *		(28,400)	(695,516)

Retail — Major Discount Chains	(0.51)%
Big Lots Inc *		(104,300)	(1,061,774)

Retail — Super / Mini Markets	(1.36)%
Albertsons Inc		(142,100)	(2,812,159)

Retail / Wholesale — Building Products	(0.67)%
Fastenal Co		(25,800)	(1,381,848)

Steel — Producers	(0.94)%
United States Steel Corp		(45,700)	(1,954,132)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2005		Shares	Value

Telecom — Equipment	(1.01)%
Avaya Inc *		(240,300)	$(2,085,804)

Telecom — Wireless Equipment	(0.84)%
Research In Motion Ltd *		(27,100)	(1,745,511)

Trucks & Parts — Heavy Duty	(0.99)%
Cummins Inc		(30,300)	(2,060,400)

Total Securities Sold Short	(53.11)%		$(110,072,815)

(Proceeds $118,810,734)

* Non-income producing security

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2005

ASSETS
Investments, at value (cost $199,249,432)	$201,492,160
Deposits with brokers for securities sold short	118,934,287
Receivables:
Investment securities sold	14,542,363
Interest and dividends	318,379
Capital shares sold	261,768

Total Assets	335,548,957

LIABILITIES
Securities sold short, not yet purchased (proceeds $118,810,734)	110,072,815
Payables
Investment securities purchased	17,438,715
Capital shares redeemed	484,625
Investment advisory fee	142,510
Administrative fee	417
Dividends payable	97,232
Accrued expenses and other	56,432

Total Liabilities	128,292,746

Total Net Assets	$207,256,211

NET ASSETS
Undistributed net investment income	$178,855
Accumulated net realized loss on investments	(27,375,039)
Net unrealized appreciation of investments	10,980,647
Paid-in capital applicable to 11,942,373 shares outstanding; par value $0.10 per share; 30,000,000 shares authorized	223,471,748

$207,256,211

NET ASSET VALUE AND OFFERING / REDEMPTION PRICE PER SHARE	$17.35

NET ASSET VALUE PER SHARE NET OF 2% REDEMPTION FEE*	$17.00

*A redemption fee of 2% is assessed on the sale of shares held less than six months.

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF OPERATIONS

For the year ended April 30, 2005

INVESTMENT INCOME
Interest	$2,756,694
Dividends (net of foreign taxes of $8,881)	1,527,652

Total investment income	4,284,346

EXPENSES
Investment advisory fees	1,898,263
Dividend expense on securities sold short	1,714,481
Accounting fees	79,220
Professional fees	117,509
Directors’ fees and expenses	65,095
Custodian fees	37,934
Blue sky servicing fees	28,714
Insurance expense	39,600
Transfer agent fees	30,840
Shareholder report printing	21,522
Administrative fees	4,467
Dues and subscriptions	16,071
Other	51,775

Total expenses	4,105,491

Net investment income	178,855

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	3,497,478
Net realized loss on securities sold short	(5,586,079)
Change in unrealized appreciation on investments	801,638
Change in unrealized appreciation / (depreciation) on securities sold short	92,487

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(1,194,476)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,015,621)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended April 30, 2005 and 2004

	Year Ended	Year Ended
	April 30, 2005	April 30, 2004
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$178,855	$(1,304,336)
Net realized loss from investments	(2,088,601)	(9,974,120)
Net change unrealized appreciation (depreciation) on investments	894,125	565,099

Net decrease in net assets
resulting from operations	(1,015,621)	(10,713,357)

Capital share transactions
Net proceeds from sale of shares	58,974,413	67,097,465
Cost of shares redeemed	(86,670,036)	(118,329,404)
Redemption fee proceeds	18,121	1,446

Net decrease in net assets
resulting from capital share transactions	(27,677,502)	(51,230,493)

DECREASE IN NET ASSETS	(28,693,123)	(61,943,850)
Net Assets
Beginning of year	235,949,334	297,893,184

End of year (including undistributed net investment
income of $178,855 and $0, respectively)	$207,256,211	$235,949,334

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

	Years Ended April 30,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$17.38	$18.02	$18.61	$20.86	$19.57

Income (loss) from investment operations
Net investment income (loss)	0.01	(0.10)	(0.01)	0.25	0.89
Net realized and unrealized gain (loss) on investments	(0.04)	(0.54)	0.24	0.16	1.38

Total from investment operations	(0.03)	(0.64)	0.23	0.41	2.27

Less distributions
From net investment income	0.00	0.00	(0.04)	(1.18)	(0.98)
From net realized gain on investments	0.00	0.00	(0.78)	(1.48)	0.00

Total distributions	0.00	0.00	(0.82)	(2.66)	(0.98)

Redemption fee proceeds	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$17.35	$17.38	$18.02	$18.61	$20.86

Total Return	-0.17%	-3.55%	1.12%	1.88%	11.43%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$207,256	$235,949	$297,893	$249,613	$246,566
Ratios to average net assets:
Management fees	0.83%	0.81%	0.80%	0.82%	0.82%
Administrative expenses	0.21%	0.16%	0.12%	0.09%	0.20%

Expenses before dividends on
securities sold short	1.04%	0.97%	0.92%	0.91%	1.02%
Expenses from dividends sold short	0.75%	0.47%	0.49%	0.31%	0.34%

Total expenses	1.79%	1.44%	1.41%	1.22%	1.36%

Net investment income (loss)	0.08%	-0.48%	-0.06%	1.18%	4.52%
Portfolio turnover	414%	611%	915%	451%	580%

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2005

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is the only active investment portfolio of The Caldwell & Orkin Funds, Inc. (“Caldwell & Orkin”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, and incorporated under the laws of the State of Maryland on August 15, 1989. Prior to June, 1992, Caldwell & Orkin’s name was The OTC Select-100 Fund, Inc. and consisted of only one portfolio, The OTC Select-100 Fund. The shareholders of The OTC Select-100 Fund subsequently approved changing the corporate name from The OTC Select-100 Fund, Inc. to The Caldwell & Orkin Funds, Inc. and to amend the investment objective and policies of The OTC Select-100 Fund. As a result of such amendment, The OTC Select-100 Fund was renamed and its assets and objectives were those of the Caldwell & Orkin Aggressive Growth Fund. In August, 1996, the Board of Directors of Caldwell & Orkin approved changing the name of the Caldwell & Orkin Aggressive Growth Fund to the Caldwell & Orkin Market Opportunity Fund. The Fund’s objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the S&P 500 with Income.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Securities Valuation

Securities are stated at the closing price on the date at which the net asset value (“NAV”) is being determined. If the date of determination is not a trading date, the last bid price is used for a value instead. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value. Any assets or securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors in accordance with the Fund’s Fair Value Pricing Policy.

Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share. The Fund charges a 2.00% redemption fee on shares held less than six months. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Securities Transactions And Related Investment Income

Securities transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.

Cash

The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

April 30, 2005

Income Taxes

The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

At April 30, 2005, The Caldwell & Orkin Market Opportunity Fund had a net capital loss carryforward of $22,081,637, which expires in 2011. This amount will be available to offset like amounts of any future taxable gains. At April 30, 2005, the Fund deferred, on a tax basis, post-October losses of $3,489,050, which will be recognized in the following year.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the “Adviser”) pursuant to which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The management agreement provides that the Adviser is responsible for the actual management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Advisory Fee	Average Daily Net Assets
.90%	Up to $100 million
.80%	In excess of $100 million but not greater than $200 million
.70%	In excess of $200 million but not greater than $300 million
.60%	In excess of $300 million but not greater than $500 million
.50%	In excess of $500 million

For the year ended April 30, 2005 the Fund incurred $1,898,263 in Advisory fees.

The Adviser has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, dividend expense, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund’s average daily net assets. No such reimbursement was required for the year ended April 30, 2005.

The Fund has entered into a distribution agreement with IFS Fund Distributors, Inc. (the “Distributor”) pursuant to which the Distributor provides broker/dealer services for the Fund. The Distributor is responsible for the sales and redemptions of the Fund’s shares. The Distributor does not charge the Fund for these services.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

April 30, 2005

C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc. IFS Fund Distributors, Inc. and Integrated Fund Services, Inc. (the Fund’s transfer, redemption and dividend disbursing agent) are affiliates by reason of common ownership.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Investment Purchases and Sales

For the year ended April 30, 2005, purchases of investments and proceeds from sales of investments (excluding securities sold short and short-term investments) totaled $450,866,898 and $458,568,405 respectively.

Short Sales and Segregated Cash

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments.

The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At April 30, 2005, the Fund had 53% of its total net assets in short positions.

For the year ended April 30, 2005, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $575,459,300 and $575,075,511, respectively.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS – (Continued)

April 30, 2005

4. DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid during the Fund’s fiscal years ended April 30, 2005 and 2004.

As of April 30, 2005, the components of distributable earnings on a tax basis were as follows:

Cost of investments (long positions)	$200,177,426
Cost of investments (short positions)	(117,934,376)

Total cost of investments	$82,243,050

Gross tax unrealized appreciation	$13,034,962
Gross unrealized depreciation	(3,858,667)

Net tax unrealized depreciation	9,176,295

Undistributed ordinary income	178,855
Undistributed long-term capital gain	—

Total distributable earnings	9,355,150

Capital loss carryforward	(22,081,637)

Post-October losses	(3,489,050)

Total accumulated earnings/(losses)	$(16,215,537)

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

5. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows:

	2005	2004
Shares sold	3,416,186	356,531

Shares reacquired	(5,051,176)	(3,313,111)

Net decrease in shares outstanding	(1,634,990)	(2,956,580)

6. RELATED PARTY TRANSACTIONS

As of April 30, 2005, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.26% and 2.22%, respectively.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
The Caldwell & Orkin Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Caldwell & Orkin Market Opportunity Fund (the “Fund”), a portfolio of The Caldwell & Orkin Funds, Inc., including the schedule of investments as of April 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2005 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of the Caldwell & Orkin Market Opportunity Fund as of April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
June 10, 2005

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

ADDITIONAL INFORMATION (unaudited)

Information about the Board of Directors and officers* of the Caldwell & Orkin Market Opportunity Fund as of April 30, 2005 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and officers and is available free of charge, upon request, by calling (800) 237-7073. The address for each of the persons named below is 6200 The Corners Parkway, Suite 150, Norcross, GA 30092.

Name, (Age) and	Term of	Principal Occupation(s) During	Number of	Other
Position(s)	Office and	Past Five Years	Funds in	Directorships
Held with Fund	Length of		Fund	Held by
	Time		Complex	Director
	Served (1)		Overseen by
Director

DISINTERESTED DIRECTORS

Frederick T. Blumer (46) Chairman	Since 1990	Mr. Blumer is the CEO of X-spand International, Inc., and was formerly the President of IN ZONE Brands International, Inc.	One	None

David L. Eager (62) Director	Since 1992	Mr. Eager is a Partner at Eager & Davis LLC, and was formerly Director for Product Development for Driehaus Capital Management and a Global Partner with William M. Mercer, Inc.	One	Veracity Mutual Fund

Henry H. Porter, Jr. (70) Director	Since 1990	Mr. Porter is a private investor.	One	SEI Investments Company

INTERESTED DIRECTOR

Michael B. Orkin (45) (2) Director, President, Portfolio Manager	Since 1990	Mr. Orkin is the CEO and sole shareholder of Caldwell & Orkin, Inc., of which the Adviser is a wholly-owned subsidiary. Mr. Orkin has been a portfolio manager at Caldwell & Orkin, Inc. since 1985, and is a Chartered Financial Analyst.	One	None

OFFICERS WHO ARE NOT DIRECTORS

Robert H. Greenblatt (44) Secretary & Treasurer	Since 2002	Mr. Greenblatt is the President of Caldwell & Orkin, Inc., and was formerly a Principal at Polaris Capital Management, Inc.	N/A	None

William C. Horne (47) Chief Compliance Officer	Since 2004	Mr. Horne is the Director of Client Services and Chief Compliance Officer of Caldwell & Orkin, Inc.	N/A	None

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.

1	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.

2	Mr. Orkin is an interested person of the Fund by reason of his position with the Adviser.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

BOARD OF DIRECTORS	CUSTODIAN
Frederick T. Blumer, Independent Chairman	Bank One Trust Company, N.A.
Michael B. Orkin, President	1111 Polaris Parkway, Suite 2N
David L. Eager	Columbus, OH 43240
Henry H. Porter, Jr.
INDEPENDENT REGISTERED
INVESTMENT ADVISER	PUBLIC ACCOUNTING FIRM
C&O Funds Advisor, Inc.	Tait, Weller & Baker
6200 The Corners Parkway, Suite 150	1818 Market Street, Suite 2400
Norcross, GA 30092	Philadelphia, PA 19103-3638

DISTRIBUTOR	LEGAL COUNSEL
IFS Fund Distributors, Inc.	Kilpatrick Stockton LLP
221 East Fourth Street, Suite 300	1100 Peachtree Street, Suite 2800
Cincinnati, OH 45202	Atlanta, GA 30309-4530

TRANSFER, REDEMPTION &	INDEPENDENT DIRECTORS COUNSEL
DIVIDEND DISBURSING AGENT	Arnall Golden Gregory LLP
Integrated Fund Services, Inc.	171 17th Street, NW
221 East Fourth Street, Suite 300	Suite 2100
Cincinnati, OH 45202	Atlanta, GA 30363

The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after April 30, 2005. The commentary reflects the views of the portfolio manager (or Adviser) through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant. These financial statements are submitted for the general information of the Fund’s shareholders. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective Fund Prospectus.

Availability of Proxy Voting Policy & Procedures, Proxy Voting Record and Code of Ethics — A description of a) the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, b) how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and c) the Code of Ethics applicable to the principal officers of the Fund are available without charge, upon request, by calling toll-free (800) 237-7073, or on the Securities and Exchange Commission’s (the “Commission’s”) website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule — The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Fund Information — For information about the Fund please call (800) 237-7073. For information about a specific Fund account, please call Shareholder Services at (800) 467-7903.

Fund Listings — The Fund is listed in The Wall Street Journal, Investor’s Business Daily, The New York Times and many local newspapers as C&OMktOpp or CaldOrkMO. The Fund’s Quotation symbol is COAGX. The Fund’s CUSIP number is 128819307.

Caldwell & Orkin Market Opportunity Fund
6200 The Corners Parkway, Suite 150, Norcross, GA 30092
E-mail: COFunds@CaldwellOrkin.com

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) There have been no amendments, during the period covered by this report, to any provisions of the Code of Ethics.

(c) The registrant has not granted any waivers during the period covered by this report from any provisions of the Code of Ethics.

(d) Not Applicable.

(e) Not Applicable.

(f) A copy of the registrant’s Code of Ethics is filed as an exhibit hereto pursuant to Item 11(a). The registrant undertakes to provide a copy of the Code of Ethics to any person, without charge upon written request to the registrant at its address at 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $19,500 for the fiscal year ended April 30, 2004 and $20,500 for the fiscal year ended April 30, 2005.

(b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in the fiscal year ended April 30, 2004 and $0 in the fiscal year ended April 30, 2005.

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3,000 in the fiscal year ended April 30, 2004 and $2,500 in the fiscal year ended April 30, 2005.

(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in the fiscal year ended April 30, 2004 and $1,000 in the fiscal year ended April 30, 2005 for a cursory review of the October 31, 2004 semi-annual report.

(e) Audit Committee Pre-Approval Processes: The registrant’s Audit Committee pre-approves any audit or non-audit services provided by the independent auditors to the registrant, and pre-approves, if applicable, any non-audit services provided by the independent auditors to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 100%.

(f) Not applicable

(g) No non-audit fees were billed during the year ended April 30, 2004, and $1,000 in non-audit fees were billed to the registrant during the year ended April 30, 2005 for a cursory review of the October 31, 2004 semi-annual report.

(h) No such services were rendered during the fiscal year ended April 30, 2004 and the fiscal year ended April 30, 2005.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls And Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of disclosure required by Item 2 is attached hereto as 99.CODE.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.302CERT.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALDWELL & ORKIN FUNDS, INC.

By:	/s/ Michael B. Orkin

Michael B. Orkin, President

Date: July 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael B. Orkin

Michael B. Orkin, President

Date: July 8, 2005

By:	/s/ Robert H. Greenblatt

Robert H. Greenblatt, Treasurer

Date: July 8, 2005